First Quarter 2026 Earnings April 15, 2026

©2026 First Horizon Bank. Member FDIC. Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN's management and Board of Directors through various internal reports. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provides a meaningful basis for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk-based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.This document also includes forward-looking guidance with respect to certain non-GAAP financial measures. FHN is not able to reconcile these forward-looking non-GAAP measures to their most directly comparable GAAP measures without unreasonable efforts because sufficient information is not available to determine and quantify, or to estimate the probable significance of, all of the variables and adjustments that would be needed for such reconciliations. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, and other factors not listed. Throughout this document numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates. Disclaimers 2

1Q26 reported financial summary

$ in millions, except per share data	Reported Results					1Q26 Change vs.			
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25	
Net interest income	$667	$676	$674	$641	$631	($9)	(1%)	$36	6%
Fee income	195	212	215	189	181	(18)	(8%)	13	7%
Total revenue	862	888	889	830	812	(26)	(3%)	50	6%
Expense	505	545	551	491	488	(40)	(7%)	17	4%
Pre-provision net revenue (PPNR)	357	343	339	339	325	14	4%	32	10%
Provision for credit losses	15	—	(5)	30	40	15	NM	(25)	(63%)
Pre-tax income	342	343	344	309	285	(1)	—%	57	20%
Income tax expense	76	78	78	64	63	(2)	(2%)	13	22%
Net income	266	266	266	244	222	—	—%	44	20%
Non-controlling interest	3	4	4	4	4	—	(12%)	(1)	(14%)
Preferred dividends	5	5	8	8	5	—	—%	—	—%
Net income available to common shareholders (NIAC)	$257	$257	$254	$233	$213	$1	—%	$44	21%
Diluted EPS	$0.53	$0.52	$0.50	$0.45	$0.41	$0.01	2%	$0.12	29%
Diluted shares	487	496	510	514	523	(10)	(2%)	(37)	(7%)
ROCE	12.3%	12.0%	11.7%	11.1%	10.3%	27bps		196bps	
ROTCE	15.1%	14.8%	14.5%	13.8%	12.8%	31bps		231bps	
ROA	1.3%	1.3%	1.3%	1.2%	1.1%	3bps		19bps	
Net interest margin	3.52%	3.51%	3.55%	3.40%	3.42%	1bps		10bps	
Fee income / total revenue	22.6%	23.9%	24.2%	22.7%	22.3%	(126bps)		34bps	
Efficiency ratio	58.5%	61.3%	61.9%	59.2%	60.1%	(279bps)		(152bps)	
FTEs (full-time equivalent associates)	7,369	7,373	7,341	7,255	7,190	(4)	—%	179	2%
CET1 ratio	10.5%	10.6%	11.0%	11.0%	10.9%	(10bps)		(40bps)	
Effective tax rate	22.2%	22.6%	22.7%	20.8%	22.0%	(43bps)		25bps	
Tangible book value per share (TBVPS)	$14.34	$14.20	$13.94	$13.57	$13.17	$0.14	1%	$1.17	9%
Period end loans	$64.4B	$64.2B	$63.1B	$63.3B	$62.2B	$0.2	—%	$2.2	3%
Period end deposits	$66.5B	$67.5B	$65.5B	$65.6B	$64.2B	($1.0)	(1%)	$2.3	4%
Period end loan to deposit ratio	97%	95%	96%	96%	97%	175bps		(7bps)	

PPNR, TBVPS, and ROTCE are non-GAAP and are reconciled to GAAP measures in the Appendix.
Share count for all periods shown was impacted by share repurchases.

©2026 First Horizon Bank. Member FDIC.
3

1Q26 adjusted financial summary

$ in millions, except per share data	Adjusted Results 1Q26	4Q25	3Q25	2Q25	1Q25	1Q26 Change vs. 4Q25		1Q25	
Net interest income (FTE)	$670	$679	$678	$645	$634	($9)	(1%)	$36	6%
Fee income	$195	$212	$215	$189	$181	($18)	(8%)	$13	7%
Total revenue (FTE)	$865	$892	$893	$833	$816	($26)	(3%)	$49	6%
Expense	$505	$541	$542	$495	$482	($36)	(7%)	$23	5%
Pre-provision net revenue	$360	$350	$351	$338	$334	$10	3%	$26	8%
Provision for credit losses	$15	$—	($5)	$30	$40	$15	NM	($25)	(63%)
Net charge-offs	$29	$30	$26	$34	$29	($2)	(6%)	$—	(2%)
Reserve build / (release)	($14)	($30)	($31)	($4)	$11	$17	55%	($25)	NM
NIAC	$257	$259	$263	$229	$217	($2)	(1%)	$40	18%
EPS	$0.53	$0.52	$0.51	$0.45	$0.42	$0.01	2%	$0.11	26%
Diluted shares	487	496	510	514	523	(10)	(2%)	(37)	(7%)
ROTCE	15.1%	15.0%	15.0%	13.6%	13.1%	16bps		204bps	
ROA	1.3%	1.3%	1.3%	1.2%	1.1%	2bps		16bps	
Net interest margin (NIM)	3.52%	3.51%	3.55%	3.40%	3.42%	1bp		10bps	
Fee income / total revenue	22.6%	23.8%	24.1%	22.6%	22.2%	(125bps)		35bps	
Efficiency ratio	58.3%	60.7%	60.8%	59.5%	59.1%	(239bps)		(75bps)	
CET1 Ratio	10.5%	10.6%	11.0%	11.0%	10.9%	(10bps)		(40bps)	
TBVPS	$14.34	$14.20	$13.94	$13.57	$13.17	$0.14	1%	$1.17	9%
Effective tax rate	22.2%	22.7%	22.7%	20.8%	22.0%	(47bps)		23bps	

PPNR, ROTCE, TBVPS, ACL to loans ratio, fully taxable equivalents, and adjusted financial measures, including measures excluding deferred compensation, are non-GAAP and are reconciled to GAAP measures in the Appendix.
Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Share count for all periods shown was impacted by share repurchases.

©2026 First Horizon Bank. Member FDIC.
4

©2026 First Horizon Bank. Member FDIC. 1Q26 highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 2026 outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Strategic focus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 5 Table of Contents 5

1Q26 results set a solid foundation for the year

1Q26 financial highlights

Earnings:	1Q26	Change vs. 4Q25
Adjusted EPS	$0.53	+$0.01
Adjusted PPNR	$360 million	+3%
NIM	3.52%	+1bp
CET1 ratio	10.53%	(10bps)
TBVPS	$14.34	+1%
Buybacks	$233 million	
NCO%	18bps	(1bp)
ACL%	1.28%	(3bps)
NPL%	0.94%	—

Beginning the year with clear momentum

1Q26 adjusted ROTCE	C&I loan growth	Adjusted PPNR improvement vs 1Q25
15.1%	+2%	+8%

- **Adjusted ROTCE** of 15.1%, up 16bps from 4Q25
- **Adjusted PPNR** of $360 million, up 3% from 4Q25
- **NII** down $9 million from prior quarter driven primarily by day count
- **NIM** expansion of 1bp driven by decreased deposit costs
- **Adjusted fee income** excluding deferred compensation decreased $12 million, reflecting service charge seasonality and a slight decline in fixed income average daily revenue (ADR)
- **Adjusted expense** excluding deferred compensation decreased $32 million driven by day count, prior quarter incentive accruals, and outside services expense declines
- **Provision expense** of $15 million compared to zero in 4Q25
- **Net charge-offs** decreased to $29 million, or 0.18% of total loans, down slightly from 4Q25
- **CET1 ratio** decreased to 10.53% following $233 million of share repurchases in the quarter

PPNR, ROTCE, TBVPS, ACL to loans ratio, fully taxable equivalents, and adjusted financial measures are non-GAAP and are reconciled to GAAP measures in the Appendix.
Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.

©2026 First Horizon Bank. Member FDIC.
6

Continued deposit pricing discipline drives strong NIM

Net interest income ($) and NIM (%)



$634
$645
$678
$679
$670
3.42%
3.40%
3.55%
3.51%
3.52%
1Q25
2Q25
3Q25
4Q25
1Q26

$ in millions	NII	Margin
4Q25	**$679**	**3.51%**
Day count	($9)	
Loan portfolio	($23)	(0.11%)
Deposit portfolio	$28	0.16%
Other	($4)	(0.04%)
1Q26	**$670**	**3.52%**

- **Net interest income** decreased $9 million and net interest margin expanded 1bp versus 4Q25
  - Interest income and net interest margin both benefited from lower deposit pricing as average interest-bearing costs declined by 25bps
  - Total loan yields declined by 15bps primarily due to the Fed's rate cut in December 2025
- As of period end 1Q26, 57%[1] of loans are indexed to short-term rates
- Fixed rate cash flows over the next year include ~$5 billion of fixed rate loans with a roll-off yield of ~4.8% and $1 billion of securities with a roll-off yield of ~2.9%

Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
[1]Does not include the impact of interest rate hedges. For more detail on the hedges, see slide 17 in the Appendix.

©2026 First Horizon Bank. Member FDIC.
7

©2026 First Horizon Bank. Member FDIC. • 1Q26 period end deposits of $66.5 billion ◦ Decrease of $1.0 billion versus 4Q25, primarily driven by fluctuations in brokered deposits ◦ Retained ~97% of ~$29 billion of total balances associated with repriced deposits in the quarter, while reducing costs by 8bps on these balances • 1Q26 average deposits of $66.2 billion ◦ Brokered deposits averaged $253 million higher in 1Q26 compared to 4Q25 ◦ Average DDA balances decreased $444 million from the prior quarter reflecting seasonality in client balances • 1Q26 interest-bearing rate paid of 2.28%, down 25bps ◦ Maintained strong repricing performance with ~69% cumulative beta since cuts began in 3Q24 ◦ Quarter end interest-bearing deposit spot rate was ~2.27% Period end deposits $64.2B $65.6B $65.5B $67.5B $66.5B $15.8 $15.9 $16.0 $15.8 $15.9 $16.2 $14.7 $13.6 $14.2 $14.2 $29.4 $30.6 $31.7 $31.5 $31.1 $2.8 $4.4 $4.2 $6.0 $5.3 Noninterest bearing deposits Base rate deposits Customer promos, CDs, & indexed deposits Brokered deposits 1Q25 2Q25 3Q25 4Q25 1Q26 Deposit portfolio reflects balance sheet seasonality 8

©2026 First Horizon Bank. Member FDIC. Period end loans • 1Q26 period end loans of $64.4 billion, slightly up versus 4Q25 ◦ C&I excluding loans to mortgage companies (LMC) grew $624 million, or 2% ◦ LMC decreased $62 million ◦ CRE balances declined $143 million • Average loan balances decreased by $240 million from 4Q25 which reflects a $275 million seasonal decrease in LMC early in the quarter • Period end total loan portfolio line utilization of 44%1 • Loan yield compression of 15bps to 5.68% • Asset sensitive profile reflected in loan composition of 57% variable rate, 12% ARM, and 31% fixed rate3 $62.2B $63.3B $63.1B $64.2B $64.4B $30.0B $30.3B $30.5B $31.2B $31.8B $14.1B $13.9B $13.7B $13.6B $13.4B $14.1B $14.4B $14.4B $14.1B $13.9B $3.4B $4.1B $3.9B $4.7B $4.6B C&I ex LMC Commercial real estate (CRE) Consumer real estate LMC Credit card & other² 1Q25 2Q25 3Q25 4Q25 1Q26 Loan portfolio growth driven by strong C&I performance 1Utilization rates exclude loans to mortgage companies. 2Credit card & other was $0.6B in 1Q25, 2Q25, 3Q25, 4Q25, and 1Q26. 3Does not include the impact of interest rate hedges. For more detail on the hedges, see slide 17 in the Appendix. 9

Strong year-over-year fee income improvement

$ in millions	Adjusted Results					1Q26 Change vs.			
	1Q26	4Q25	3Q25	2Q25	1Q25	4Q25		1Q25	
Fixed income	$53	$57	$57	$42	$49	($4)	(7%)	$4	8%
Mortgage banking	$9	$10	$15	$10	$8	($1)	(10%)	$1	13%
Service charges and fees	$58	$64	$57	$55	$52	($6)	(9%)	$6	11%
Brokerage, trust, and insurance	$43	$41	$39	$39	$38	$1	3%	$5	12%
Card and digital banking fees	$18	$18	$19	$19	$18	$0	(1%)	$1	4%
Deferred compensation income	$(3)	$3	$8	$8	$(3)	($5)	NM	$0	(1%)
Securities gains/(losses)	$(1)	$0	$0	$0	$0	($1)	NM	($1)	NM
Other noninterest income	$16	$18	$19	$16	$18	($2)	(11%)	($2)	(11%)
Total fee income	**$195**	**$212**	**$215**	**$189**	**$181**	**($18)**	**(8%)**	**$13**	**7%**
Fee income ex deferred comp	**$197**	**$209**	**$207**	**$181**	**$184**	**($12)**	**(6%)**	**$13**	**7%**
Fixed income ADR[1]	$742k	$765k	$771k	$550k	$586k	($23k)	(3%)	$157k	27%

- **1Q26 adjusted fee income** excluding deferred compensation decreased $12 million from 4Q25
  - **Fixed income** down $4 million from 4Q25 as average daily revenue decreased slightly to $742k, remaining generally in line with expectations
  - **Service charges and fees** decreased by $6 million, reflecting elevated equipment finance income in the fourth quarter (net impact of $2 million) as well as seasonality and day count impacts on service charges ($2 million impact)

Adjusted financial measures, including measures excluding deferred compensation, are non-GAAP and are reconciled to GAAP measures in the Appendix.
[1]Fixed Income ADR is based upon Fixed Income trading revenues and excludes other product revenues (e.g. investment advisory, derivatives, loan trading and other service related revenues).

©2026 First Horizon Bank. Member FDIC. 10

Disciplined expense management to start the year

$ in millions	Adjusted Results 1Q26	4Q25	3Q25	2Q25	1Q25	1Q26 Change vs. 4Q25		1Q25	
Salaries and benefits	$211	$213	$209	$206	$201	($2)	(1%)	$10	5%
Incentives and commissions	$79	$87	$79	$73	$81	($8)	(9%)	($1)	(2%)
Deferred compensation expense	($2)	$3	$8	$7	$(3)	($5)	NM	$1	47%
Total personnel expense	$289	$303	$296	$286	$279	($14)	(5%)	$10	4%
Occupancy and equipment[1]	$84	$83	$80	$79	$78	$1	2%	$6	8%
Outside services	$69	$95	$79	$71	$63	($26)	(27%)	$6	9%
Amortization of intangible assets	$8	$9	$9	$10	$10	($1)	(8%)	($2)	(16%)
Other noninterest expense	$55	$52	$79	$50	$52	$3	6%	$3	6%
Adjusted total noninterest expense	**$505**	**$541**	**$542**	**$495**	**$482**	**($36)**	**(7%)**	**$23**	**5%**
Expense ex deferred comp	**$507**	**$538**	**$534**	**$489**	**$485**	**($32)**	**(6%)**	**$22**	**4%**
Full-time equivalent associates	7,369	7,373	7,341	7,255	7,190	(4)	—%	179	2%

- **1Q26 adjusted expense** excluding deferred compensation decreased $32 million versus 4Q25
  - **Personnel expense** excluding deferred compensation decreased $10 million
    - Salaries and benefits decreased $2 million driven by lower day count
    - Incentives and commissions decreased $8 million following incentive accruals in the fourth quarter
  - **Outside services** decreased by $26 million mostly driven by the completion of technology, risk, and product initiatives and reduced marketing expense
  - **Other noninterest expense** increased by $3 million primarily reflecting increased marketing customer incentives for new accounts

Adjusted financial measures, including measures excluding deferred compensation, are non-GAAP and are reconciled to GAAP measures in the Appendix.
[1]Occupancy and equipment expense includes computer software expense.

©2026 First Horizon Bank. Member FDIC. 11

©2026 First Horizon Bank. Member FDIC. Non-performing loans (NPLs)Allowance for credit losses (ACL) Net charge-offs (NCOs) FHN NCO%1 Average NCO% of BKX Index2 $29 $34 $26 $30 $29 0.19% 0.22% 0.17% 0.19% 0.18% 0.59% 0.54% 0.60% 0.56% 1Q25 2Q25 3Q25 4Q25 1Q26 FHN NCOs $905 $901 $870 $839 $826 1.45% 1.42% 1.38% 1.31% 1.28% ACL ACL/Loans 1Q25 2Q25 3Q25 4Q25 1Q26 $609 $593 $605 $604 $606 0.98% 0.94% 0.96% 0.94% 0.94% NPLs $ NPLs % 1Q25 2Q25 3Q25 4Q25 1Q26 • 1Q26 net charge-offs of $29 million ◦ NCO ratio of 0.18%, down slightly from 4Q25 ◦ Results include $17 million of recoveries • Provision expense of $15 million in 1Q26 ◦ 1Q26 ACL to loans ratio decreased to 1.28%, driven by the continued positive resolution of non-pass loans, which are down over 20% year-over-year • NPL ratio of 94bps, consistent with 4Q25 • Excluding LMC, non-depository financial institution (NDFI) lending is ~6% of loans Credit performance remains consistent 12 ACL to loans ratio is non-GAAP and is reconciled to the GAAP measure in the Appendix. 1Net charge-off ratio is annualized and as % of average loans. 2Excludes trust and investment banks. Historical numbers have changed due to the reweighting of the BKX index.

Capital levels continue progress towards near term targets

Capital ratios


14.1%
14.0%
13.8%
13.3%
13.7%
11.9%
12.0%
11.9%
11.5%
11.9%
10.9%
11.0%
11.0%
10.6%
10.5%
1Q25
2Q25
3Q25
4Q25
1Q26
CET1 ratio
Tier 1 capital ratio
Total capital ratio

- **CET1 ratio** decreased to 10.53%
  - CET1 changes were supported by share buybacks of $233 million at $24.54 per share[3]
  - $765 million of authorization remaining under repurchase program approved in 4Q25
  - Tier 1 and total capital ratios up 44 basis points and 39 basis points, respectively, from 4Q25 driven by the $400 million Series H Preferred Stock issuance in March 2026
- **TBVPS** of $14.34 increased $0.14 versus 4Q25 driven by NIAC contribution of $0.53 and is up $1.17 year-over-year

Common equity tier 1 (CET1)


10.63%
0.35%
(0.11)%
(0.32)%
(0.06)%
0.04%
10.53%
4Q25 Actual
NIAC
Common Dividend
Share Buybacks
Change in Loan Balances & Unfunded Commitments
Other[1]
1Q26 Estimate

Tangible book value per share (TBVPS)


$14.20
$0.53
$(0.17)
$(0.05)
$(0.20)
$0.03
$14.34
4Q25 Actual
NIAC Impact
Common Dividends
Marks on AFS & Hedges
Share Buybacks
Other[2]
1Q26 Actual

TBVPS and adjusted financial measures are non-GAAP and are reconciled to GAAP measures in the Appendix.
[1]Other category includes other capital changes such as DTA, intangibles, and options exercised and other risk weighted asset ("RWA") changes.
[2]Other includes change in intangibles and equity compensation.
[3]Weighted average share price of $24.54 includes related commission expenses.

©2026 First Horizon Bank. Member FDIC.
13

Reiterating 2026 outlook

Core objectives

1. Pre-provision net revenue growth
2. Mid-single digit balance sheet growth
3. Positive operating leverage

Key metrics

	2025 Baseline	2026 Expectations	Comments
Adjusted Revenue ex. deferred comp.	$3.42 billion	3 – 7%	Revenue range reflects outcomes from various rate environments
Adjusted Expenses ex. deferred comp.	$2.05 billion	~0%	Flat guidance excludes bonuses/ commissions from incremental counter-cyclical revenue
Net Charge-Offs	0.19%	0.15% – 0.25%	Reflects continued strong credit performance
Tax Rate	22.1%	21% – 23%	Discrete items will slightly impact the quarterly rate
CET1 Ratio	10.63%	~10.5%	Near term target now 10.5% level will vary with loan growth

Expectation ranges built on base case assumptions in line with forward interest rate curve as of October 31, 2025 (25bp cuts in April 2026 and July 2026) with various scenarios used to develop the range.
PPNR and adjusted financial measures, including measures excluding deferred compensation and fully taxable equivalents, are non-GAAP and are reconciled to GAAP measures in the Appendix. This page and the following one also include forward-looking guidance with respect to certain non-GAAP financial measures. FHN is not able to reconcile these forward-looking non-GAAP measures to their most directly comparable GAAP measures without unreasonable efforts because sufficient information is not available to determine and quantify, or to estimate the probable significance of, all of the variables and adjustments that would be needed for such reconciliations.
Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Variability in deferred compensation may impact growth rates in noninterest income and noninterest expense but should have an offsetting and immaterial impact on pretax income.

©2026 First Horizon Bank. Member FDIC.
14

Sustaining 15%+ adjusted ROTCE through focused execution over the intermediate term

Adjusted ROTCE trends

FY24	FY25	Last Twelve Months
12.5%	14.2%	14.7%

Key ingredients to sustained return levels

Capital
Strategic capital management to opportunistically deploy excess capital and lower CET1 to intermediate-term target of 10-10.5%

Credit
Operate with through-the-cycle discipline: low losses, normalized provision that trends with loan growth, and appropriate reserve coverage

Profitability
Deliver revenue-driven PPNR growth with a balanced model; drive positive operating leverage with expense discipline while investing in growth

$100mm+ revenue-driven, PPNR opportunity

Areas of focus

- *Client relationship growth*
- *Maximizing revenue opportunities*
- *Product and business line penetration*
- *Product enhancements*

Examples of progress since mid-2025

- *CRE pricing enhancements with better business line alignment (~$2mm+ in yield-driven profitability and fee improvements)*
- *Deeper partnership between regional and specialty teams (~$5mm annualized value captured)*
- *Treasury management service momentum going into 2026 (~$5mm annual impact)*
- *Initial phases of wealth management penetration growth (Growing into several million throughout the year)*

PPNR, ROTCE, TBVPS, ACL to loans ratio, fully taxable equivalents, and adjusted financial measures are non-GAAP and are reconciled to GAAP measures in the Appendix.
Net interest income and margin are adjusted to a fully taxable equivalent ("FTE") basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.

©2026 First Horizon Bank. Member FDIC.
15

©2026 First Horizon Bank. Member FDIC. Appendix

©2026 First Horizon Bank. Member FDIC. Variable 57% Fixed 31% ARMs 12% $64.4B Floors 60% Swaps 40% $5.0B Loan repricing profile Balance sheet hedges Modest interest rate sensitivity1 +100bps +1.9% -100bps -2.6% • Modestly asset-sensitive profile driven by 57% variable rate loan mix • Within the ARM portfolio, only 12% of loans will be in their variable period within the next year • Floors with strike prices between 1.25% and 2.5% and maturities ranging from late 2027 to early 2029 • Receive fixed swaps with fixed rates between 2.6% and 3.0% and maturities in 2027 and 2029 change in the next 12 months’ NII for an instantaneous, parallel shock on a static balance sheet Insured 58% Neither 34%8% $66.5B 66% of deposits insured or collateralized Collateralized • Commercial deposits of $39 billion or 59% and consumer deposits of $28 billion or 41% • Attractive lower-cost deposit base with 24% comprised of non-interest bearing products • Contingency funding plan equates to ~132% of uninsured or uncollateralized deposits Actively managing liquidity and interest rate sensitivity 17 1Estimate as of 3/31/2026.

©2026 First Horizon Bank. Member FDIC. Average Fed Funds Effective • Our diversified business model with a highly attractive geographic footprint provides opportunity to deliver strong performance through a variety of economic cycles • The counter-cyclical businesses (fixed income, loans to mortgage companies, and mortgage) provide a counterbalance to the asset sensitive balance sheet during periods of declining interest rates $754 $1,084 $1,222 $1,374 $1,370 $1,299 $1,372 $1,460 All Other Adjusted PPNR Counter-Cyclicals² Avg Fed Funds Effective Rate 2019¹ (pre-IBKC) 2020¹ (IBKC in 2H20) 2021 2022 2023 2024 2025 2026 YTD Annualized $— $200 $400 $600 $800 $1,000 $1,200 $1,400 0% 1% 2% 3% 4% 5% 6% 7% 8% $158 / 21% $406 / 37% $347 / 28% $81 / 6% $26 / 2% $108 / 8% $596 / 79% $678 / 63% $875 / 72% $1,266 / 92% $1,344 / 98% $1,218 / 94% Adjusted PPNR in millions $118 / 9% 1,254 / 91% Track record of strong results supported by stable, diversified business mix 18 Adjusted pre-provision net revenue (PPNR) is a non-GAAP measure and is reconciled to pre-tax income (GAAP) in the Appendix. Numbers may not total due to rounding. 12019 and 1H20 are standalone FHN, as the IBKC merger-of-equals did not occur until July 1, 2020. 2Counter-cyclical PPNR includes direct and allocated fees and expenses, as well as net interest income net of funds transfer pricing. $115 / 8% $1,345 / 92%

©2026 First Horizon Bank. Member FDIC. 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 —% 2.00% 4.00% 6.00% $0.0 $0.5 $1.0 $1.5 $2.0 Lower Revenue Market Factor Higher Revenue 2025 Environment Current Environment Up Rate Direction Down Decline in short-term rates Up Extreme (low/high) Market Volatility Moderate Improved volatility environment in 2H25 Moderately high Flat/Inverted Yield Curve Shape Steep Improved, flat vs historical Flat vs historical Tight Corporate & Mortgage Spreads Wide Tight Tight Lower Depository Liquidity Greater Neutral impact Greater • FHN Financial provides fixed income sales & trading, investment advisory, interest rate derivatives and other services to financial institutions, municipalities and other institutional investors across the United States and internationally • In addition to trading revenues, FHN Financial generates ~$40 million annually of fee income from other products, including investment advisory, derivatives, loan trading and other service related revenue • ~4,000 active institutional clients • Clients include approximately one third of all US banks and 50% of banks with portfolios over $100 million in size FOMC easing during GFC FOMC ZIRP Policy Normalizing FOMC Policy FOMC easing during pandemic FOMC tightening to fight inflation Fed Funds Average ADR in millions $1.6 $1.2 $0.7 $1.3 $0.5 Early stage of FOMC easing $0.7 FHN Financial’s strong full-cycle returns are counter-cyclical to bank franchise 19

A balanced mix of NDFI, designed to manage risk and capture opportunity across cycles

NDFI represents a small portion of the loan portfolio



7%
6%
87%
$64.2
4Q25 period-end loans
LMC
Non-LMC NDFI
All Other

LMC is the majority of NDFI lending



$8.6B
~55%
of 12/31/25 call report NDFI
$3.9B
Short-tenor, collateralized, high monitoring cadence
Non-LMC NDFI spread across multiple industries, managed via experienced teams and includes risk monitoring like onsite collateral inspections
4Q25 call report NDFI exposure
Loans to mortgage companies (LMC)
Non-LMC NDFI

Non-depository financial institution (NDFI) Keys

LMC exposure represents very low risk (~1bp average annualized NCOs over the last 10 years)

Remaining exposure is primarily in specialty ABL vertical with diversified industries, deep expertise, and on staff inspectors

NDFI non-accruals are only **0.37% of total NDFI**

All loan balance references are to period-end loans.
All NDFI numbers are sourced from the call report as of 12/31/2025.

©2026 First Horizon Bank. Member FDIC.
20

Industry & product diversification: total loan portfolio

Total loan portfolio



C&I
57%
Total
loans
$64.4B
CRE
21%
Consumer
22%

C&I by industry



Other 14 Industries 24%
Mortgage Warehouse 13%
Finance & Insurance 11%
Energy 3%
Transportation & Warehousing 5%
C&I
$36.5B
Real Estate & Leasing 11%
Retail Trade 5%
Wholesale Trade 7%
Manufacturing 7%
Accommodation & Food Service 7%
Health Care & Social Assistance 7%

CRE by property type



Non-construction
Multi-Family 28%
Office 19%
CRE
$13.4B
Land 2%
Construction 9%
Retail 17%
Industrial 14%
Hospitality 8%
Other CRE 3%
Office 4%
Construction
All other CRE 45%
Multi-family 51%

Consumer by product



HELOC
15%
Credit card & other
4%
RE installment loans
81%
Consumer
$14.5B

- C&I
  - No more than 13% C&I exposure to any industry
  - Period end C&I portfolio line utilization of 45%[1]
- CRE
  - No significant upcoming repricing events, as ~72% of loans are floating and ~$3B on average maturing annually throughout 2026 and 2027
  - Granular portfolio with less than 0.5% of loan relationships by count with commitments above $50 million
  - Medical office comprises 52% of outstanding office balances
- Consumer
  - Consumer portfolio focused on real estate, with negligible exposure to auto or consumer credit card

Numbers may not total to 100% due to rounding.
[1]Utilization rates exclude loans to mortgage companies.

©2026 First Horizon Bank. Member FDIC.
21

©2026 First Horizon Bank. Member FDIC. 29% $36.5B 9% FL 31% TX 21% GA 9% NC 10% TN 6% LA 5% Other SE1 6% 7% 16% 13% SC 3% Total C&I Multi- family Traditional office Other CRE Total CRE $4.4B $1.2B $7.8B $13.4B C&I C&I exposure to markets outside the southeast primarily driven by specialty businesses with no state accounting for more than 7% $49.9B commercial loan portfolio with 76% in attractive southeastern footprint Southeastern (SE) footprint All other TN 19% FL 12% TX 10% NC 6% LA 6% GA 5% SC 2% Other SE1 11% Geographic diversification: commercial loan portfolio All loan balances are period end unless otherwise noted. Numbers may not total 100% due to rounding. 1Other southeastern (SE) includes AR, AL, MS, and VA. 22 NC 21% FL 14% TN 17% GA 11% TX 13% Other SE1 6% LA 7% SC 4% FL 26% NC 12% LA 9% TN 8% TX 10% GA 6% SC 5% Other SE1 8% FL 26% TX 14% NC 12% TN 8% GA 8% LA 8% SC 4% Other SE1 7% CRE Map excludes $12.3 of loans outside of the southeastern footprint driven by specialty business lines

©2026 First Horizon Bank. Member FDIC. 1Q26 investment portfolio composition2 Steady principal cash flows3 Investment portfolio $0.3B $0.4B $0.3B $0.3B 2Q26 3Q26 4Q26 1Q27 Agency MBS 38% Agency CMBS 27% Agency CMO 14% U.S. Agencies & Treasury 16% States & Municipalities 4% $9.2B $9.3B $9.3B $9.3B $9.5B 3.02% 3.06% 3.09% 3.06% 3.02% Average AFS Securities Average HTM Securities Average Yield 1Q25 2Q25 3Q25 4Q25 1Q26 • 1Q26 investment portfolio represents ~11% of total assets ◦ Moderate total portfolio effective duration of 3.7 years ◦ Low reliance on the HTM designation at ~13% of total portfolio ◦ 96% U.S. government or agency-backed by GSEs • 1Q26 total unrealized losses on the AFS and HTM portfolios of $0.8B, consistent with 4Q25 levels 1Q25 2Q25 3Q25 4Q25 1Q26 % of total assets 11% 11% 11% 11% 11% Pre-tax unrealized losses ($1.0B) ($1.0B) ($0.9B) ($0.8B) ($0.8B) Effective duration (years) 4.5 4.4 4.2 3.9 3.7 Excess collateral ratio1 36% 30% 34% 26% 35% Investment portfolio prudently managed to support liquidity and IRR 23 1Unpledged securities and securities pledged in excess of collateral requirements divided by total securities. 2Calculated based on period end market values. 3Estimated as of 3/31/2026; includes maturities and projected calls.

©2026 First Horizon Bank. Member FDIC. $ in millions, except EPS 1Q26 4Q25 3Q25 2Q25 1Q25 Summary of Notable Items: Deferred compensation adjustment $— $— $— $4 $— FDIC special assessment (other noninterest expense) $— $7 $2 $1 $(1) Other notable expenses * $— $(10) $(10) $— $(5) Total notable items (pre-tax) $— $(3) $(8) $4 $(6) Tax-related notable items $— $— $— $— $— Preferred Stock Dividend ** $— $— $(3) $— $— Notable items 24 Numbers may not total due to rounding. * 4Q25 and 3Q25 each include $10 million of Visa derivative valuation expenses and 1Q25 includes $5 million. ** 3Q25 includes $3 million deemed dividends on the redemption of $80 million par value of Series B Preferred Stock.

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions, except per share data	Quarterly, Unaudited				
	1Q26	4Q25	3Q25	2Q25	1Q25
Tangible Common Equity (non-GAAP)					
(A) Total equity (GAAP)	$9,465	$9,142	$9,244	$9,257	$9,044
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	741	349	349	426	426
(B) Total common equity	$8,429	$8,498	$8,600	$8,536	$8,322
Less: Intangible assets (GAAP) (b)	1,607	1,615	1,624	1,633	1,643
(C) Tangible common equity (non-GAAP)	$6,822	$6,882	$6,976	$6,903	$6,680
Tangible Assets (non-GAAP)					
(D) Total assets (GAAP)	$84,132	$83,876	$83,192	$82,084	$81,491
Less: Intangible assets (GAAP) (b)	1,607	1,615	1,624	1,633	1,643
(E) Tangible assets (non-GAAP)	$82,525	$82,261	$81,568	$80,451	$79,849
Period end Shares Outstanding					
(F) Period end shares outstanding	476	485	500	509	507
Ratios					
(A)/(D) Total equity to total assets (GAAP)	11.25%	10.90%	11.11%	11.28%	11.10%
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (non-GAAP)	8.27%	8.37%	8.55%	8.58%	8.37%
(B)/(F) Book value per common share (GAAP)	$17.72	$17.53	$17.19	$16.78	$16.40
(C)/(F) Tangible book value per common share (non-GAAP)	$14.34	$14.20	$13.94	$13.57	$13.17

(a) Included in total equity on the Consolidated Balance Sheet. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC. 25

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions, except per share data		1Q26	4Q25	3Q25	2Q25	1Q25	Last twelve months
			Quarterly, Unaudited				
Adjusted Diluted EPS							
Net income available to common shareholders ("NIAC") (GAAP)	a	$257	$257	$254	$233	$213	
Plus Total notable items (after-tax) (Non-GAAP) (a)		—	2	9	(3)	4	
Adjusted net income available to common shareholders (Non-GAAP)	b	$257	$259	$263	$229	$217	
Diluted Shares (GAAP)	c	$487	$496	$510	$514	$523	
Diluted EPS (GAAP)	a/c	$0.53	$0.52	$0.50	$0.45	$0.41	
Adjusted diluted EPS (Non-GAAP)	b/c	$0.53	$0.52	$0.51	$0.45	$0.42	
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")							
Net Income ("NI") (GAAP)		$266	$266	$266	$244	$222	
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$—	$2	$6	$(3)	$4	
Adjusted NI (Non-GAAP)		$266	$268	$272	$241	$227	
NI (annualized) (GAAP)	d	$1,079	$1,054	$1,055	$980	$901	
Adjusted NI (annualized) (Non-GAAP)	e	$1,079	$1,064	$1,079	$967	$919	
Average assets (GAAP)	f	$83,045	$83,081	$82,049	$81,958	$80,965	
ROA (GAAP)	d/f	1.30%	1.27%	1.29%	1.20%	1.11%	
Adjusted ROA (Non-GAAP)	e/f	1.30%	1.28%	1.32%	1.18%	1.14%	
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE							
NIAC (annualized) (GAAP)	g	$1,044	$1,018	$1,007	$933	$864	$1,000
Adjusted NIAC (annualized) (Non-GAAP)	h	$1,044	$1,028	$1,042	$919	$882	$1,008
Average Common Equity (GAAP)	i	$8,514	$8,491	$8,579	$8,376	$8,389	$8,490
Intangible Assets (GAAP) (b)		$1,611	$1,619	$1,628	$1,638	$1,648	$1,624
Average Tangible Common Equity (Non-GAAP)	j	$6,903	$6,872	$6,950	$6,738	$6,742	$6,866
Equity Adjustment (Non-GAAP)		$—	$—	$—	$—	$—	$3
Adjusted Average Tangible Common Equity (Non-GAAP)	k	$6,903	$6,872	$6,950	$6,738	$6,742	$6,868
ROCE (GAAP)	g/i	12.26%	11.99%	11.74%	11.14%	10.30%	11.78%
ROTCE (Non-GAAP)	g/j	15.12%	14.82%	14.49%	13.85%	12.81%	14.57%
Adjusted ROTCE (Non-GAAP)	h/k	15.12%	14.96%	15.00%	13.65%	13.08%	14.68%

(a) Adjusted for notable items as detailed on page 24. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC. 26

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions		1Q26	4Q25	Quarterly, Unaudited 3Q25	2Q25	1Q25
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	l	$195	$212	$215	$189	$181
Plus notable items (pretax) (GAAP) (a)		$—	$—	$—	$—	$—
Adjusted noninterest income (Non-GAAP)	m	$195	$212	$215	$189	$181
Revenue (GAAP)	n	$862	$888	$889	$830	$812
Taxable-equivalent adjustment		$3	$3	$3	$4	$3
Revenue- Taxable-equivalent (Non-GAAP)		$865	$892	$893	$833	$816
Plus notable items (pretax) (GAAP) (a)		$—	$—	$—	$—	$—
Adjusted revenue (Non-GAAP)	o	$865	$892	$893	$833	$816
Securities gains/(losses) (GAAP)	p	$(1)	$—	$—	$—	$—
Noninterest income as a % of total revenue (GAAP)	(l-p)/(n-p)	22.63%	23.89%	24.16%	22.73%	22.29%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	(m-p)/(o-p)	22.55%	23.80%	24.07%	22.63%	22.20%
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	q	$505	$545	$551	$491	$488
Plus notable items (pretax) (GAAP) (a)		$—	$(3)	$(8)	$4	$(6)
Adjusted noninterest expense (Non-GAAP)	r	$505	$541	$542	$495	$482
Revenue (GAAP)	s	$862	$888	$889	$830	$812
Taxable-equivalent adjustment		$3	$3	$3	$4	$3
Revenue- Taxable-equivalent (Non-GAAP)		$865	$892	$893	$833	$816
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted revenue (Non-GAAP)	t	$865	$892	$893	$833	$816
Securities gains/(losses) (GAAP)	u	$(1)	$—	$—	$—	$—
Efficiency ratio (GAAP)	q/(s-u)	58.54%	61.33%	61.92%	59.20%	60.06%
Adjusted efficiency ratio (Non-GAAP)	r/(t-u)	58.34%	60.73%	60.76%	59.47%	59.09%

(a) Adjusted for notable items as detailed on page 24. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC. 27

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions	Period end				Average			
	1Q26	4Q25	1Q26 vs. 4Q25		1Q26	4Q25	1Q26 vs. 4Q25	
Loans excluding LMC								
Total Loans (GAAP)	$64,377	$64,156	$221	—%	$63,192	$63,432	$(240)	—%
LMC (GAAP)	4,641	4,703	(62)	(1)%	3,884	4,160	(275)	(7)%
Total Loans excl. LMC (non-GAAP)	59,736	59,453	283	—%	59,308	59,273	35	—%
Total Consumer (GAAP)	14,490	14,688	(198)	(1)%	14,567	14,841	(274)	(2)%
Total Commercial excl. LMC (non-GAAP)	45,246	44,765	481	1%	44,741	44,432	309	1%
Total CRE (GAAP)	13,420	13,563	(143)	(1)%	13,417	13,587	(170)	(1)%
Total C&I excl. LMC (non-GAAP)	$31,826	$31,202	$624	2%	$31,324	$30,845	$479	2%

$ in millions		Quarterly, Unaudited				
		1Q26	4Q25	3Q25	2Q25	1Q25
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases						
Allowance for loan and lease losses (GAAP)	A	$730	$738	$777	$814	$822
Reserve for unfunded commitments (GAAP)		96	101	93	87	83
Allowance for credit losses (Non-GAAP)	B	$826	$839	$870	$901	$905
Loans and leases (GAAP)	C	$64,377	$64,156	$63,058	$63,260	$62,215
Nonaccrual loans and leases (GAAP)	D	$606	$604	$605	$593	$609
Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.13%	1.15%	1.23%	1.29%	1.32%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.28%	1.31%	1.38%	1.42%	1.45%
Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	120%	122%	128%	137%	135%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	136%	139%	144%	152%	148%

Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC.
28

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions	Quarterly, Unaudited				
	1Q26	4Q25	3Q25	2Q25	1Q25
Adjusted noninterest income excluding deferred compensation income					
Noninterest income (GAAP)	$195	$212	$215	$189	$181
Plus notable items (pretax) (GAAP) (a)	—	—	—	—	—
Adjusted noninterest income (non-GAAP)	$195	$212	$215	$189	$181
Less adjusted deferred compensation income (GAAP)	(3)	3	8	8	(3)
Adjusted noninterest income excluding deferred compensation income (non-GAAP)	$197	$209	$207	$181	$184
Adjusted revenue excluding deferred compensation income					
Revenue (GAAP)	$862	$888	$889	$830	$812
Taxable-equivalent adjustment	$3	$3	$3	$4	$3
Revenue- Taxable-equivalent (non-GAAP)	$865	$892	$893	$833	$816
Plus notable items (pretax) (GAAP) (a)	$—	$—	$—	$—	$—
Adjusted revenue (non-GAAP)	$865	$892	$893	$833	$816
Less adjusted deferred compensation income (GAAP)	(3)	3	8	8	(3)
Adjusted revenue excluding adjusted deferred compensation income (non-GAAP)	$868	$889	$884	$826	$818
Adjusted noninterest expense excluding deferred compensation expense					
Noninterest expense (GAAP)	$505	$545	$551	$491	$488
Plus notable items (pretax) (GAAP) (a)	$—	$(3)	$(8)	$4	$(6)
Adjusted noninterest expense (non-GAAP)	$505	$541	$542	$495	$482
Less adjusted deferred compensation expense (GAAP)	(2)	3	8	7	(3)
Adjusted noninterest expense excluding deferred compensation expense (non-GAAP)	$507	$538	$534	$489	$485
Adjusted personnel expense excluding deferred compensation expense					
Personnel expense (GAAP)	$289	$303	$296	$282	$279
Plus notable items (pretax) (GAAP) (a)	$—	$—	$—	$4	$—
Adjusted personnel expense (non-GAAP)	$289	$303	$296	$286	$279
Less adjusted deferred compensation expense (GAAP)	(2)	3	8	7	(3)
Adjusted personnel expense excluding deferred compensation expense (non-GAAP)	$290	$300	$288	$279	$282

(a) Adjusted for notable items as detailed on page 24. Numbers may not total due to rounding.

©2026 First Horizon Bank. Member FDIC.
29

Reconciliation to GAAP financials

Slides in this presentation use non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions	Quarterly, Unaudited 1Q26		4Q25		3Q25		2Q25		1Q25
Adjusted Pre-provision Net Revenue (PPNR)									
Pre-tax income (GAAP)	$	**342**	$ 343	$	344	$	309	$	285
Plus notable items (pretax) (GAAP) (a)		**—**	3		8		(4)		6
Adjusted Pre-tax income (non-GAAP)	$	**342**	$ 347	$	352	$	304	$	290
Plus provision for credit losses expense (GAAP)		**15**	—		(5)		30		40
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$	**357**	$ 347	$	347	$	334	$	330
Taxable-equivalent adjustment		**3**	3		3		4		3
Adjusted Pre-provision net revenue-Taxable-equivalent (non-GAAP)	$	**360**	$ 350	$	351	$	338	$	334

$ in millions	2019	2020	2021	2022	2023	2024	2025	2026 YTD Annualized
Adjusted Pre-provision Net Revenue (PPNR)								
Pre-tax Income (GAAP)	$586	$933	$1,284	$1,159	$1,128	$1,005	$1,281	$1,387
Provision for Credit Losses Expense (GAAP)	45	503	(310)	95	260	150	65	61
Total PPNR (non-GAAP)	$631	$1,436	$974	$1,254	$1,388	$1,155	$1,346	$1,448
Taxable-equivalent adjustment	(9)	(11)	(12)	(13)	(16)	(15)	(14)	(12)
Notable Items (GAAP) (a)	(114)	363	(235)	(107)	33	(129)	(13)	—
Adjusted PPNR (non-GAAP)	$754	$1,084	$1,222	$1,374	$1,370	$1,299	$1,372	$1,460
All Other adjusted PPNR (non-GAAP)	$596	$678	$875	$1,266	$1,344	$1,218	$1,254	$1,345
Counter-cyclical Adjusted PPNR (non-GAAP)	$158	$406	$347	$108	$26	$81	$118	$115

(a) Adjusted for notable items as detailed on page 24. Numbers may not total due to rounding.
Notable items can be found in the appendices of earnings releases in previously furnished 8-K filings related to the periods shown.

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